SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2002


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-10787                   95-4097995
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for VCA Antech, Inc. for its fourth quarter and the year ended December 31, 2001 as presented in the press release of February 21, 2002.

     Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial guidance information for VCA Antech, Inc. and forward-looking statements relating to 2002 as presented in the press release of February 21, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

         99.1 Financial information for VCA Antech, Inc. for its fourth quarter and year ended December 31, 2001.

         99.2 Financial guidance information for VCA Antech, Inc. and forward looking statements relating to 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 21, 2002                           VCA Antech, Inc.


                                             /S/ TOM FULLER
                                            -----------------------------------
                                            By:   Tom Fuller
                                            Its:  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBITS

99.1           Press Release dated February 21, 2002.

99.2           Press Release dated February 21, 2002.